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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 22, 2004
                                                          -------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


        MICHIGAN                     1-13092                  38-1841410
        --------                     -------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)


    30200 TELEGRAPH ROAD, SUITE 105                             48025
        BINGHAM FARMS, MICHIGAN                                 -----
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number including area code: (248) 644-7110
                                                        ---------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued July 22, 2004


ITEM 9.  Regulation FD Disclosure

         On July 22, 2004, Malan Realty Investors, Inc. issued a press release regarding the sale of one property. The press release is furnished as Exhibit
99.1 and incorporated by reference herein.






                                       2
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MALAN REALTY INVESTORS, INC.
                                        (registrant)



July 23, 2004                           By:  /s/ Melinda M. Hale
                                            -----------------------------------
                                            Melinda M. Hale
                                            Acting Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued July 22, 2004